                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in the Registration Statements No. 33-52991, No. 33-47997, No. 33-44697, No. 33-39260 and No.
33-46400 of Ramsay Youth Services, Inc. on Forms S-8 of our report dated March 16, 2001, appearing in this Annual Report on Form 10-K of Ramsay Youth Services, Inc. for the year ended December 31, 2000.




DELOITTE & TOUCHE LLP
Miami, Florida


March 29, 2001